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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 April 24, 2006



                                 PERRIGO COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)


   MICHIGAN                         0-19725                      38-2799573
---------------                   ------------               -------------------
(State of other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
 Incorporation)

515 Eastern Avenue, Allegan, Michigan                    49010
------------------------------------------            ----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451
                                                      --------------


                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

On April 24, 2006, Judith A. Hemberger provided Perrigo Company with written notice of her decision to resign as a Director of Perrigo for personal reasons, including her recent retirement from Pharmion Corporation. Dr. Hemberger, who was a member of the Compensation Committee, has served as a Perrigo Company director since January 2003. Dr. Hemberger's resignation was effective on April 24, 2006.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERRIGO COMPANY
                                        (Registrant)



                                        By:   /s/ Todd W. Kingma
                                            ------------------------------------
Dated: April 26, 2006                        Todd W. Kingma
                                             Senior Vice President, Secretary
                                             and General Counsel



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